                                        Seeking new opportunities for
                                        investors in a more
                                        competitive utilities
                                        environment.

------------------------------------------
COLONIAL UTILITIES FUND      ANNUAL REPORT
------------------------------------------

November 30, 1998


-------------------------------
Not FDIC      May Lose Value
 Insured      No Bank Guarantee
-------------------------------

                             COLONIAL UTILITIES FUND
                      DECEMBER 1, 1997 - NOVEMBER 30, 1998

INVESTMENT OBJECTIVE: Colonial Utilities Fund seeks current income and long-term growth.

PORTFOLIO MANAGEMENT COMMENTARY: "Our focus on a core portfolio of high-quality utility stocks generated attractive gains for shareholders during a period of worldwide market volatility. In particular, our holdings in the telecommunications sector contributed significantly to the Fund's solid performance."

                           - John Lennon, Ophelia Barsketis and Deborah Jansen

                       COLONIAL UTILITIES FUND PERFORMANCE

                                            CLASS A        CLASS B       CLASS C

Inception dates                             3/4/92(1)      5/5/92         8/1/97
--------------------------------------------------------------------------------
Distributions declared per share             $0.557        $0.406         $0.406
--------------------------------------------------------------------------------
30-day SEC yields on 11/30/98(2)              2.03%         1.38%          1.38%
--------------------------------------------------------------------------------
12-month total returns, assuming             20.32%        19.41%         19.41%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on 11/30/98        $21.13        $21.13         $21.13


TOP FIVE HOLDINGS                         SECTOR BREAKDOWN
(as of 11/30/98)                          (as of 11/30/98)
-----------------------------------       ------------------------------------
1. GTE Corp. ................ 4.35%       Common & Convertible Stocks
2. BellSouth Corp. .......... 4.00%         Telecommunications ......... 40.9%
3. Williams Companies, Inc. . 3.97%         Electric Services .......... 39.0%
4. Bell Atlantic Corp. ...... 3.83%         Gas Services ...............  6.8%
5. Ameritech Corp. .......... 3.79%         Other Utility Stocks .......  0.7%
                                            Non-Utility Stocks .........  3.8%
                                          Preferred Stocks .............  6.8%
                                          Net Cash & Equivalents .......  2.0%

(1) Date of adoption of the Fund's current investment policies.

(2) Reflects the portfolio's earning power, net of expenses and expressed as an annualized percentage of the public offering price per share at the end of the period.

  Holdings and sector breakdowns are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or maintain these sector weightings in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

I am pleased to present the annual report for Colonial Utilities Fund. This report reflects on the investment environment for the 12 months ended November 30, 1998.

The past year was characterized by changing investment conditions. Initially, investors were concerned with the Asian economic crisis and its potential impact on financial markets worldwide. During the summer, the emergence of serious economic problems in Russia and Latin America renewed concerns of a global economic slowdown. As a result, stock markets around the world declined. Investors sought safe havens in strong currencies and relatively stable investments. This flight to quality was reflected in stronger demand for U.S. Treasury securities, causing a sharp decline in interest rates. In this environment, investors also sought quality stocks, such as U.S. utilities, that offered relative stability, good liquidity and low exposure to volatile foreign economies. Utility stock prices rose in response.

During the final months of the period, the Federal Reserve Board announced three successive interest rate cuts. These moves contributed to market rallies, as investors generally concluded that lower rates would stimulate the economy. Because utility stock prices generally rise in a falling interest rate environment, the Fund also benefited from this trend. In addition, as markets recovered, utility companies renewed their merger activity, which helped their stock prices to advance.

Colonial Utilities Fund maintained its emphasis on a diversified portfolio of high-quality, fundamentally strong utility stocks offering attractive levels of income and long-term growth potential. The following report will provide you with more specific information on your Fund's performance. Thank you for giving us the opportunity to help you achieve your financial goals. We hope to continue serving you in the years to come.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    January 13, 1999

Because market and economic conditions change, there can be no assurance that the trends discussed above or on the following pages will continue.

                           PORTFOLIO MANAGEMENT REPORT

JOHN LENNON, OPHELIA BARSKETIS AND DEBORAH JANSEN are co-managers of Colonial Utilities Fund. Mr. Lennon is vice president of Colonial Management Associates, Inc. Ms. Barsketis and Ms. Jansen are senior vice presidents of Stein, Roe & Farnham Incorporated.

VOLATILE INVESTMENT ENVIRONMENT PRESENTED CHALLENGES

The past 12 months presented investors with a number of challenges. While Asian economies continued to show weakness, economies in the U.S. and other developed countries experienced balanced growth with few signs of inflation. The continued rise in U.S. stock prices ended in late July when a monetary and political crisis in Russia emerged. Investors worldwide worried that this crisis, along with the Asian slowdown, would result in a global economic decline. A flight to quality increased demand for U.S. government bonds, and domestic interest rates fell sharply. As worries about the world's economies continued in the fall, the Federal Reserve Board announced three successive interest rate cuts intended to reduce the likelihood of a recession. A more positive economic and market environment ensued, and there was a revival of merger and acquisition activity. Both the broad market and the utility sector reacted positively.

REGIONAL TELEPHONE COMPANY STOCKS PERFORMED WELL DURING THE PERIOD

Our core portfolio of high-quality U.S. utility stocks included a significant weighting in telecommunications stocks (40.9% of total net assets). Within this sector, the Fund held a group of regional telecommunications companies that performed well during the period. Examples include BellSouth Corp. (4.0% of total net assets), Ameritech (3.8% of total net assets), and U.S. West (2.1% of total net assets). These stocks had total returns for the 12-month period of 58.2%, 40.8% and 42.2%, respectively. All three companies had the market capitalization and trading features that investors sought, and their businesses benefited from an increasing demand for data services in the U.S.

ELECTRIC UTILITY STOCKS ALSO GENERATED GOOD PERFORMANCE

The Fund's core portfolio also included a sizable investment in basic electric utility stocks, representing 43.4% of net assets. Like the regional phone stocks, many electric utility stocks benefited from their large capitalization size, good market trading characteristics and strong brand names that were appealing to investors seeking conservative growth. While the electric utility sector continued to be affected by deregulation issues, the resolution of proposed regulatory changes in a number of states, notably California and Illinois, helped the performance of electric stocks in those regions. In addition, electric utility companies have found innovative ways to increase their growth potential. For example, Peco Energy (1.1% of total net assets), a Philadelphia-based electric utility, has been acquiring nuclear generating facilities around the U.S. at bargain prices. Peco has entered into a joint venture with British Energy, a company renowned for its nuclear plant management, to operate these facilities. This stock has increased 28% since we began acquiring shares in late August.

A DIFFICULT YEAR FOR NATURAL GAS STOCKS

Natural gas stocks were generally disappointing during the past year. Declines in natural gas prices and reduced demand caused by warmer-than-usual weather in many parts of the country had a negative effect on stock prices in this sector. Natural gas stocks represented less than 10% of the Fund's assets. We maintained our investment in these stocks because of their attractive income and long-term growth potential.

FUND'S PERFORMANCE REFLECTS HIGH-QUALITY HOLDINGS

For the 12-month period, the Fund generated a total return of 20.3% for Class A shares, based on net asset value. This compares favorably to the Standard & Poor's Utility Index, which returned 19.8% over the same period. The Fund also outperformed the average return of the Lipper Utility Funds category, which was 17.8% for the period.(1) The Fund's solid performance can be attributed to its high-quality U.S. telephone holdings, successful investments in select European telephone stocks, and minimal exposure to weak markets in Asia and Latin America.

ECONOMIC AND MARKET OUTLOOK POSITIVE FOR UTILITY STOCKS

We anticipate that U.S. economic growth may slow down and that interest rates may fall further during the first half of 1999. These should be positive factors for utility stock prices, which tend to be less affected by the economy's health than many other market sectors. We will continue to monitor the impact of U.S. utility market deregulation, as well as merger and acquisition activities. We expect that both types of activity may result in utility stock price gains. Looking ahead, we will maintain our conservative focus on a broadly diversified core portfolio of high-quality utility stocks, concentrating on stocks offering the attractive combination of income and long-term growth potential.

(1) Source: Lipper, Inc. Lipper rankings are based on the Lipper Utilities Funds category. The Fund's Class A share ranking is in the second quartile for the one-year period (ranked 30th out of 101 funds); in the second quartile for the three-year period (ranked 29th out of 81 funds); in the first quartile for the five-year period (ranked 11th out of 52 funds); and in the third quartile for the 10-year period (ranked 7th out of 12 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

               COLONIAL UTILITIES FUND INVESTMENT PERFORMANCE VS.
      THE DOW JONES UTILITIES AVERAGE AND THE STANDARD & POOR'S 500 INDEX
               Change in Value of $10,000 from 11/30/88-11/30/98
                     Based on NAV and POP for Class A Shares

                                                                          DOW
                                                                         JONES
                        NAV              POP            S&P 500         UTILITY
Nov 30, 88            $10,000          $10,000          $10,000         $10,000
Dec 31, 88             10,051            9,573           10,174          10,113
Jan 31, 89             10,505           10,006           10,919          10,402
Feb 28, 89             10,490            9,992           10,647          10,052
Mar 31, 89             10,684           10,178           10,895          10,195
Apr 30, 89             10,838           10,323           11,460          10,684
May 31, 89             11,028           10,504           11,922          11,235
Jun 30, 89             11,257           10,722           11,855          11,840
Jul 31, 89             11,610           11,059           12,925          12,529
Aug 31, 89             11,599           11,143           13,177          12,388
Sep 30, 89             11,796           11,236           13,123          12,412
Oct 31, 89             11,754           11,195           12,819          12,625
Nov 30, 89             11,794           11,233           13,079          13,038
Dec 31, 89             11,832           11,270           13,393          13,716
Jan 31, 90             11,488           10,942           12,494          13,093
Feb 28, 90             11,540           10,992           12,655          12,985
Mar 31, 90             11,441           10,898           12,990          12,740
Apr 30, 90             11,200           10,668           12,666          12,094
May 31, 90             11,503           10,956           13,899          12,666
Jun 30, 90             11,538           10,990           13,805          12,678
Jul 31, 90             11,545           10,997           13,761          12,722
Aug 31, 90             11,343           10,804           12,519          11,936
Sep 30, 90             11,094           10,567           11,910          12,174
Oct 31, 90             10,966           10,436           11,860          13,142
Nov 30, 90             11,234           10,701           12,625          13,140
Dec 31, 90             11,227           10,694           12,976          13,091
Jan 31, 91             11,499           10,953           13,540          12,953
Feb 28, 91             12,051           11,478           14,507          13,404
Mar 31, 91             12,385           11,797           14,858          13,766
Apr 30, 91             12,853           12,243           14,893          13,376
May 31, 91             13,021           12,403           15,534          13,562
Jun 30, 91             12,841           12,231           14,823          12,710
Jul 31, 91             13,193           12,566           15,513          13,056
Aug 31, 91             13,411           12,774           15,879          13,566
Sep 30, 91             13,551           12,907           15,613          13,973
Oct 31, 91             13,751           13,098           15,823          14,212
Nov 30, 91             13,881           13,222           15,187          14,490
Dec 31, 91             14,137           13,465           16,921          15,087
Jan 31, 92             14,585           14,892           16,606          14,062
Feb 29, 92             14,963           14,252           16,821          13,837
Mar 31, 92             15,997           14,285           16,494          13,951
Apr 30, 92             15,303           14,577           16,978          14,351
May 31, 92             15,662           14,918           17,061          14,603
Jun 30, 92             16,795           15,045           16,807          14,559
Jul 31, 92             15,523           15,834           17,493          15,582
Aug 31, 92             16,594           15,806           17,136          15,223
Sep 30, 92             16,693           15,900           17,338          15,438
Oct 31, 92             16,702           15,909           17,397          15,445
Nov 30, 92             16,686           15,893           17,988          15,431
Dec 31, 92             17,107           16,294           18,208          15,702
Jan 31, 93             17,424           16,597           18,361          16,130
Feb 28, 93             18,316           17,446           18,611          17,195
Mar 31, 93             18,456           17,580           19,003          17,400
Apr 30, 93             18,413           17,539           18,544          17,278
May 31, 93             18,384           17,510           19,039          17,304
Jun 30, 93             18,908           18,010           19,094          17,873
Jul 31, 93             19,249           18,335           19,017          18,298
Aug 31, 93             19,738           18,800           19,737          18,867
Sep 30, 93             19,561           18,632           19,586          18,482
Oct 31, 93             19,281           18,365           19,991          17,847
Nov 30, 93             18,388           17,515           19,800          16,810
Dec 31, 93             18,699           17,810           20,040          17,213
Jan 31, 94             18,395           17,522           20,720          16,994
Feb 28, 94             17,543           16,709           20,158          15,926
Mar 31, 94             17,070           16,259           19,281          14,958
Apr 30, 94             17,449           16,621           19,528          15,222
May 31, 94             16,709           15,916           19,847          14,318
Jun 30, 94             16,327           15,551           19,362          13,737
Jul 31, 94             16,932           16,128           19,997          14,481
Aug 31, 94             16,983           16,177           20,815          14,810
Sep 30, 94             16,555           15,769           20,306          14,317
Oct 31, 94             16,775           15,979           20,762          14,340
Nov 30, 94             16,726           15,931           20,007          14,312
Dec 31, 94             16,770           15,974           20,303          14,582
Jan 31, 95             17,865           17,061           20,829          15,544
Feb 28, 95             17,971           17,117           21,640          15,716
Mar 31, 95             17,828           16,981           22,278          15,311
Apr 30, 95             18,195           17,331           22,933          15,912
May 31, 95             19,016           18,112           23,848          17,004
Jun 30, 95             19,078           18,172           24,401          16,760
Jul 31, 95             19,199           18,287           25,210          16,949
Aug 31, 95             19,646           18,713           25,273          16,911
Sep 30, 95             20,732           19,748           26,339          18,017
Oct 31, 95             21,183           20,177           26,245          18,080
Nov 30, 95             21,559           20,535           27,396          18,315
Dec 31, 95             22,599           21,525           27,923          19,245
Jan 31, 96             23,034           21,940           28,873          19,756
Feb 29, 96             22,475           21,408           29,141          18,876
Mar 31, 96             22,248           21,191           29,422          18,419
Apr 30, 96             22,006           20,916           29,855          18,235
May 31, 96             22,036           20,989           30,624          18,332
Jun 30, 96             22,865           21,779           30,741          19,359
Jul 31, 96             21,972           20,928           29,383          18,070
Aug 31, 96             22,081           21,032           30,004          18,994
Sep 30, 96             22,125           21,074           31,691          19,316
Oct 31, 96             23,024           21,931           32,565          20,241
Nov 30, 96             23,772           22,643           35,024          21,154
Dec 31, 96             23,959           22,821           34,330          20,996
Jan 31, 97             24,461           23,299           36,474          21,030
Feb 28, 97             24,887           23,705           36,760          20,668
Mar 31, 97             23,957           22,819           35,253          19,984
Apr 30, 97             24,145           22,998           37,355          19,835
May 31, 97             24,972           23,785           39,639          20,473
Jun 30, 97             25,704           24,483           41,401          20,988
Jul 31, 97             26,071           24,833           44,695          21,834
Aug 31, 97             25,476           24,266           42,193          21,614
Sep 30, 97             26,809           25,536           44,502          22,302
Oct 31, 97             26,939           25,659           43,018          22,741
Nov 30, 97             29,301           27,909           45,007          24,375
Dec 31, 97             30,729           29,269           45,780          25,825
Jan 31, 98             30,695           29,237           46,286          24,936
Feb 28, 98             31,425           29,933           49,622          25,855
Mar 31, 98             33,970           32,357           52,161          27,299
Apr 30, 98             33,030           31,461           52,695          27,207
May 31, 98             32,545           30,999           51,791          27,349
Jun 30, 98             32,997           31,429           53,893          28,335
Jul 31, 98             33,958           32,345           53,323          26,917
Aug 31, 98             32,294           30,760           45,619          27,008
Sep 30, 98             32,198           30,669           48,544          29,868
Oct 31, 98             33,265           31,685           52,487          29,405
Nov 30, 98             35,255           33,581           55,667          29,734

                 VALUE OF A $10,000 INVESTMENT MADE ON 11/30/88
                                 As of 11/30/98

-------------------------------------------------------------------------------
        CLASS A SHARES          CLASS B SHARES         CLASS C SHARES
       NAV          POP        NAV       W/CDSC       NAV         W/CDSC
-------------------------------------------------------------------------------
      $35,255     $33,581    $33,590     $33,590    $34,906      $34,906
-------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 11/30/98
-------------------------------------------------------------------------------
                    CLASS A SHARES(1)      CLASS B SHARES       CLASS C SHARES
INCEPTION                3/4/92                5/5/92               8/1/97

                     NAV        POP        NAV      W/CDSC      NAV     W/CDSC
1 YEAR              20.32%     14.60%     19.41%    14.41%     19.41%   18.41%
-------------------------------------------------------------------------------
5 YEARS             13.90      12.80      13.06     12.81      13.68    13.68
-------------------------------------------------------------------------------
10 YEARS            13.43      12.88      12.88     12.88      13.32    13.32
-------------------------------------------------------------------------------

(1) Change in investment policies.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (Cdsc). Public offering price (POP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The Dow Jones Utilities Average and the Standard & Poor's 500 Index are unmanaged indexes that track the performance of utility stocks and U.S. stocks, respectively. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception date of the newer class shares would have been lower.

                              INVESTMENT PORTFOLIO
                        NOVEMBER 30, 1998 (IN THOUSANDS)

COMMON STOCKS AND CONVERTIBLES - 92.7%       COUNTRY        SHARES       VALUE
------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.6%
  DEPOSITORY INSTITUTIONS
  First Union Corp.                                            100  $    6,075
                                                                    ----------

------------------------------------------------------------------------------
MANUFACTURING - 1.2%
  COMMUNICATIONS EQUIPMENT
  Lucent Technologies, Inc.                                    150      12,909
                                                                    ----------

------------------------------------------------------------------------------
MINING & ENERGY - 2.0%
  OIL & GAS FIELD SERVICES
  Enron Corp.                                                  418      21,948
                                                                    ----------

------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 88.9%
  ELECTRIC, GAS & SANITARY SERVICES - 0.7%
  Sempra Energy                                                300       7,519
                                                                    ----------

  ELECTRIC SERVICES - 39.0%
  AES Corp. (a)                                                600      27,450
  American Electric Power Co., Inc.                            125       5,797
  BEC Energy                                                   100       4,125
  Cinergy Corp.                                                950      32,834
  Citizens Utilities Co., 5% Convertible Preferred             100       4,300
  DPL, Inc.                                                  1,600      32,000
  DTE Energy Co.                                               500      21,812
  Duke Power Co.                                               400      25,025
  Eastern Utilities Associates                                 125       3,083
  Edison International                                       1,000      27,500
  FirstEnergy Corp.                                            200       6,187
  FPL Group, Inc.                                              672      41,154
  GPU, Inc.                                                    700      30,669
  Houston Industries, Inc.                                     774      24,478
  Interstate Energy Corp.                                      285       8,657
  Kansas City Power & Light Co.                                400      11,875
  New Century Energies, Inc.                                   550      26,434
  Peco Energy Co.                                              300      12,038
  Public Service Enterprise Group, Inc.                        100       3,900
  Sierra Pacific Resources                                     275       9,900
  Southern Co.                                                 600      17,700
  Texas Utilities Co.                                          800      35,650
  Unicom Corp.                                                 200       7,538
  Utilicorp United, Inc.                                       150       5,278
                                                                    ----------
                                                                       425,384
                                                                    ----------

  GAS SERVICES - 8.3%
  KN Energy, Inc., 8.250% PEPS                                 225       9,731
  MCN Energy Group, Inc.                                       825      15,623
  MCN Energy Group, Inc., 8.750% PRIDES                         35         656
  MDU Resources Group, Inc.                                    263       6,644
  UGI Corp.                                                    400       9,750
  Williams Cos., Inc.                                        1,500      43,219
  Williams Cos., Inc., $3.50 Convertible Preferred              37       5,001
                                                                    ----------
                                                                        90,624
                                                                    ----------

  TELECOMMUNICATION - 40.9%
  Ameritech Corp.                                              762      41,265
  Bell Atlantic Corp.                                          750      41,719
  BellSouth Corp.                                              500      43,625
  Cincinnati Bell, Inc.                                        450      14,175
  Energis PLC (a)                                       UK     110      10,120
  Frontier Corp.                                               550      16,569
  GTE Corp.                                                    765      47,430
  Hellenic Telecommunication Organization SA            Gr     346       8,629
  Magyar Tavkozlesi Rt ADR                              Hg     250       6,828
  MCI WorldCom, Inc. (a)                                       500      29,500
  SBC Communications, Inc., Class A                            750      35,953
  Sonera Group Oyj                                      Fi   1,200      17,709
  Swisscom AG (a)                                       Sz     104      35,061
  Telecom Corp. of New Zealand                          NZ     150       5,034
  Telecom Italia SPA ADR                                It     315      25,404
  Telecomunicacoes Brasileiras SA ADR (a)               Bz      50       4,741
  Telefonica de Espana ADR                              Sp     180      25,087
  Telefonos de Mexico SA                                Mx     300      13,969
  US West Communications Group                                 363      22,584
                                                                    ----------
                                                                       445,402
                                                                    ----------
  TOTAL COMMON STOCKS & CONVERTIBLES
  (cost of $683,130)                                                 1,009,861
                                                                    ----------

PREFERRED STOCKS - 4.5%
------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 4.5%
  ELECTRIC SERVICES - 3.6%
  Commonwealth Edison Co., 7.240%                               52       5,327
  Entergy Arkansas, Inc.:
                  7.800%                                        10       1,031
                  7.880%                                         9         921
  Entergy Gulf States Utilities:
                  7.560%                                        18       1,850
                  8.800%                                        12       1,163
  Entergy Louisiana, Inc., 8.000%                               30         860
  Jersey Central Power & Light Co., 7.880%, Series E            15       1,560
  Northern Indiana Public Service Co., 7.440%                    9         932
  Ohio Edison Co., 7.750%                                      240       6,090
  Pennsylvania Power Co., 7.750%                                15       1,774
  TU Electric Capital, TOPRS, 8.250%                           680      17,468
                                                                    ----------
                                                                        38,976
                                                                    ----------

  GAS SERVICES - 0.9%
  Enron Corp., 8.000% MIPS                                     400       9,975
  Pacific Enterprises, $4.50                                     4         331
                                                                    ----------
                                                                        10,306
                                                                    ----------

  TOTAL PREFERRED STOCKS (cost of $48,137)                              49,282
                                                                    ----------

ADJUSTABLE RATE PREFERRED STOCKS - 0.8%
------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.8%
  ELECTRIC SERVICES
  Cleveland Electric Illuminating Co., Series L                 65       6,581
  Entergy Gulf States Utilities, Series A                       15       1,581
  Toledo Edison Co., Series A                                   40       1,000
                                                                    ----------
                                                                         9,162
                                                                    ----------

  TOTAL ADJUSTABLE RATE PREFERRED STOCKS (cost of $8,556)                9,162
                                                                    ----------

  TOTAL INVESTMENTS - 98.0% (cost of $739,823)(b)                    1,068,305
                                                                    ----------

SHORT-TERM OBLIGATIONS - 1.2%                               PAR
------------------------------------------------------------------------------
  Repurchase agreement with ABN AMRO Chicago Corp.,
  dated 11/30/98, due 12/01/98 at 5.200%, collateralized
  by U.S. Treasury notes with various maturities to 2021,
  market value $13,224 (repurchase proceeds $12,936)      $ 12,934      12,934
                                                                    ----------

OTHER ASSETS & LIABILITIES, NET - 0.8%                                   8,758
------------------------------------------------------------------------------

NET ASSETS - 100%                                                   $1,089,997
                                                                    ----------

NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

  Summary of Securities by
  Country                           Country    Value         % of Total
  ---------------------------------------------------------------------

  United States                              $  915,723           85.7
  Switzerland                          Sz        35,061            3.3
  Italy                                It        25,404            2.4
  Spain                                Sp        25,087            2.4
  Finland                              Fi        17,709            1.7
  Mexico                               Mx        13,969            1.3
  United Kingdom                       UK        10,120            0.9
  Greece                               Gr         8,629            0.8
  Hungary                              Hg         6,828            0.6
  New Zealand                          NZ         5,034            0.5
  Brazil                               Bz         4,741            0.4
                                             ----------          -----
                                             $1,068,305          100.0
                                             ----------          -----

  Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


            Acronym                                    Name
         --------------               -------------------------------------
              ADR                            American Depositary Receipt
             MIPS                          Monthly Income Preferred Stock
             PEPS                       Premium Equity Participating Security
            PRIDES                         Preferred Redeemable Increased
                                              Dividend Equity Security
             TOPRS                           Trust Originated Preferred
                                                Redeemable Securities

                     STATEMENT OF ASSETS & LIABILITIES
                             NOVEMBER 30, 1998

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $739,823)                      $ 1,068,305
Short-term obligations                                         12,934
                                                          -----------
                                                            1,081,239
Cash and foreign currency                      $ 1,028
Receivable for:
  Investments sold                               7,578
  Dividends                                      2,872
  Fund shares sold                                 868
  Interest                                           2
Other                                              111         12,459
                                               -------    -----------
    Total Assets                                            1,093,698

LIABILITIES
Payable for:
  Fund shares repurchased                        1,491
  Distributions                                  1,096
  Investments purchased                          1,083
Accrued:
  Deferred Trustees fee                             21
Other                                               10
                                               -------
    Total Liabilities                                           3,701
                                                          -----------

NET ASSETS                                                $ 1,089,997
                                                          -----------
Net asset value & redemption price per share -
Class A ($351,047/16,614)                                     $ 21.13 (a)
                                                          -----------
Maximum offering price per share - Class A
($21.13/0.9525)                                               $ 22.18 (b)
                                                          -----------
Net asset value & offering price per share -
Class B ($736,374/34,849)                                     $ 21.13 (a)
                                                          -----------
Net asset value & offering price per share -
Class C ($2,576/122)                                          $ 21.13 (a)
                                                          -----------

COMPOSITION OF NET ASSETS
Capital paid in                                           $   727,961
Overdistributed net investment income                            (585)
Accumulated net realized gain                                  34,139
Net unrealized appreciation                                   328,482
                                                          -----------
                                                          $ 1,089,997
                                                          -----------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                         STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED NOVEMBER 30, 1998


 (in thousands)
 INVESTMENT INCOME
 Dividends                                                         $ 38,767
 Interest                                                             1,461
                                                                   --------
      Total investment income (net of nonreclaimable
      foreign taxes withheld at source which
      amounted to $134)                                              40,228

 EXPENSES
 Management fee                                        $ 6,818
 Service fee                                             2,657
 Distribution fee - Class B                              5,332
 Distribution fee - Class C                                 11
 Transfer agent                                          2,431
 Bookkeeping fee                                           373
 Registration fee                                           45
 Custodian fee                                              36
 Audit fee                                                  35
 Trustees fee                                               44
 Reports to shareholders                                    28
 Legal fee                                                   7
 Other                                                      63       17,880
                                                       -------     --------
        Net Investment Income                                        22,348
                                                                   --------

 NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
 Net realized gain (loss) on:
  Investments                                           91,572
  Foreign currency transactions                           (214)
                                                       -------
        Net Realized Gain                                            91,358
 Net change in unrealized appreciation
    during the period                                                76,078
                                                                   --------
        Net Gain                                                    167,436
                                                                   --------
 Increase in Net Assets from Operations                            $189,784
                                                                   --------

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                         Year ended
(in thousands)                                           November 30
                                                  -----------------------
INCREASE (DECREASE) IN NET ASSETS                    1998          1997(a)
Operations:
Net investment income                           $   22,348    $    32,363
Net realized gain                                   91,358         52,100
Net unrealized appreciation                         76,078        116,509
                                                ----------    -----------
    Net Increase from Operations                   189,784        200,972
Distributions:
From net investment income - Class A                (9,180)       (12,211)
In excess of net investment income - Class A          (228)            -
From net realized gains - Class A                     (239)            -
From net investment income - Class B               (13,843)       (20,526)
In excess of net investment income - Class B          (344)            -
From net realized gains - Class B                     (507)            -
From net investment income - Class C                   (28)            (3)
In excess of net investment income - Class C            (1)            -
From net realized gains - Class C                       (1)            -
                                                ----------    -----------
                                                   165,413        168,232
                                                ----------    -----------
Fund Share Transactions:
Receipts for shares sold - Class A                  66,629         61,367
Value of distributions reinvested - Class A          7,574          9,090
Cost of shares repurchased - Class A              (104,245)      (145,721)
                                                ----------    -----------
                                                   (30,042)       (75,264)
                                                ----------    -----------
Receipts for shares sold - Class B                  48,893         16,129
Value of distributions reinvested - Class B         12,446         16,402
Cost of shares repurchased - Class B              (120,361)      (191,589)
                                                ----------    -----------
                                                   (59,022)      (159,058)
                                                ----------    -----------
Receipts for shares sold - Class C                   2,231            644
Value of distributions reinvested - Class C             28              2
Cost of shares repurchased - Class C                  (443)          (131)
                                                ----------    -----------
                                                     1,816            515
                                                ----------    -----------
Net Decrease from Fund
  Share Transactions                               (87,248)      (233,807)
                                                ----------    -----------
        Total Increase (Decrease)                   78,165        (65,575)

NET ASSETS
Beginning of period                              1,011,832      1,077,407
                                                ----------    -----------
End of period (net of overdistributed and
  including undistributed net investment
  income of $585 and $910, respectively)        $1,089,997    $ 1,011,832
                                                ----------    -----------

(a) Class C shares were initially offered on August 1, 1997.

See notes to financial statements.

                 STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                         Year ended
(in thousands)                                           November 30
                                                  -----------------------
NUMBER OF FUND SHARES                                 1998         1997(a)
Sold - Class A                                       3,463          3,770
Issued for distributions reinvested - Class A          385            575
Repurchased - Class A                               (5,374)        (9,114)
                                                ----------    -----------
                                                    (1,526)        (4,769)
                                                ----------    -----------
Sold - Class B                                       2,464          1,024
Issued for distributions reinvested - Class B          634          1,038
Repurchased - Class B                               (6,112)       (12,139)
                                                ----------    -----------
                                                    (3,014)       (10,077)
                                                ----------    -----------
Sold - Class C                                         112             38
Issued for distributions reinvested - Class C            2             (b)
Repurchased - Class C                                  (22)            (8)
                                                ----------    -----------
                                                        92             30
                                                ----------    -----------

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 1998

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Utilities Fund (the Fund), a series of Colonial Trust IV, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and long-term growth. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identifi-cation method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class propor-tionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distri- butions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the under- lying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

                    Average Net Assets                    Annual Fee Rate
                    ------------------                    ---------------
                     First $1 billion                          0.65%
                     Over $1 billion                           0.60%

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

                 Average Net Assets                       Annual Fee Rate
                 ------------------                       ---------------
                 First $50 million                           No charge
                 Next $950 million                            0.035%
                 Next $1 billion                              0.025%
                 Next $1 billion                              0.015%
                 Over $3 billion                              0.001%

TRANSFER AGENT: Liberty Funds Services, Inc., formerly Colonial Investors Services Center, Inc., (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc., (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended November 30, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $33,769 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $19,833, $841,784 and $1,406 on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: For the year ended November 30, 1998, purchases and sales of investments, other than short-term obligations, were $226,901,905 and $317,337,982, respectively.

Unrealized appreciation (depreciation) at November 30, 1998, based on cost of investments for both financial statement and federal income tax purposes was approximately:

        Gross unrealized appreciation                       $ 335,731,000
        Gross unrealized depreciation                          (7,249,000)
                                                            -------------
             Net unrealized appreciation                    $ 328,482,000
                                                            -------------

OTHER: The Fund concentrates its investments in utility securities, subjecting it to greater risk than a fund that is more diversified.

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political, and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign government laws or restrictions.

NOTE 4.  LINE OF CREDIT
-------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended November 30, 1998.

NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
-------------------------------------------------------------------------------
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement of the Meeting. On August 21, the record date for the Meeting, the Fund had outstanding 52,207,140 shares of beneficial interest. The votes cast at the Meeting were as follows:
                                                                  Authority
                                              For                 Withheld
                                          ----------              ---------
To elect a Board of Trustees:
    Robert J. Birnbaum                    27,468,636              1,036,482
    Tom Bleasdale                         27,488,124              1,016,994
    John Carberry                         27,504,090              1,001,028
    Lora S. Collins                       27,494,537              1,010,581
    James E. Grinnell                     27,481,782              1,023,336
    Richard W. Lowry                      27,492,338              1,012,780
    Salvatore Macera                      27,506,103                999,015
    William Mayer                         27,491,519              1,013,599
    James L. Moody, Jr.                   27,491,054              1,014,064
    John J. Neuhauser                     27,504,025              1,001,093
    Thomas E. Stitzel                     27,502,905              1,002,213
    Robert L. Sullivan                    27,485,576              1,019,542
    Anne-Lee Verville                     27,507,104                998,014

To amend fundamental investment policies regarding borrowing and lending:
                       For                Against                  Abstain
                    ----------         -------------              ---------
                    20,469,549            801,712                 1,593,180

To reclassify the fundamental investment policy regarding the purchase of illiquid securities:
                       For                Against                  Abstain
                    ----------         -------------              ---------
                    20,213,167            987,299                 1,663,974

To approve policies for a master fund/feeder fund structure:
                       For                Against                  Abstain
                    ----------         -------------              ---------
                    20,284,686            783,429                 1,796,324

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                              Year ended November 30
                                         ------------------------------------
                                                       1998
                                         Class A       Class B        Class C
                                         -------       -------        -------
Net asset value -
 Beginning of period                     $18.060       $18.060        $18.060
                                         -------       -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      0.516         0.365          0.365
Net realized and
 unrealized gain                           3.111         3.111          3.111
                                         -------       -------        -------
   Total from Investment
      Operations                           3.627         3.476          3.476
                                         -------       -------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                (0.530)       (0.382)        (0.382)
In excess of net investment income        (0.013)       (0.010)        (0.010)
From net realized gain                    (0.014)       (0.014)        (0.014)
                                         -------       -------        -------
Total Distributions
     Declared to Shareholders             (0.557)       (0.406)        (0.406)
                                         -------       -------        -------
Net asset value -
 End of period                           $21.130       $21.130        $21.130
                                         -------       -------        -------
Total return (c)                          20.32%        19.41%         19.41%
                                         -------       -------        -------

RATIOS TO AVERAGE NET ASSETS
Expenses (e)                               1.19%         1.94%          1.94%
Net investment income (e)                  2.63%         1.88%          1.88%
Portfolio turnover                           22%           22%            22%
Net assets at end
 of period (in millions)                   $ 351         $ 736            $ 3

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

                          Year ended November 30
    ----------------------------------------------------------------
                    1997                        1996
    Class A        Class B       Class C(a)   Class A       Class B
    -------       --------      --------      --------      --------
    $15.210       $ 15.210      $ 16.260      $ 14.370      $ 14.370
    -------       --------      --------      --------      --------

      0.599          0.481         0.166         0.612         0.502

      2.852          2.852         1.794 (b)     0.831         0.831
    -------       --------      --------      --------      --------

      3.451          3.333         1.960         1.443         1.333
    -------       --------      --------      --------      --------

     (0.601)        (0.483)       (0.160)       (0.603)       (0.493)
          -              -             -             -             -
          -              -             -             -             -
    -------       --------      --------      --------      --------

     (0.601)        (0.483)       (0.160)       (0.603)       (0.493)
    -------       --------      --------      --------      --------

    $18.060       $ 18.060      $ 18.060      $ 15.210      $ 15.210
    -------       --------      --------      --------      --------
     23.26%         22.36%        12.12% (d)    10.27%         9.45%
    -------       --------      --------      --------      --------


      1.22%          1.97%         1.97% (f)     1.20%         1.95%
      3.76%          3.01%         2.96% (f)     4.16%         3.41%
         7%             7%            7%            8%            8%

    $   327       $    684      $      1      $    348      $    729
    -------       --------      --------      --------      --------

------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
100% of the ordinary income distributed by the Fund in the year ended November 30, 1998 qualifies for the corporate dividends received deduction.

For the fiscal year ended November 30, 1998, the Fund earned $34,886,190 of long term capital gains of which none and $34,886,190 are 28% and 20% rate gains, respectively.
------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                               Year ended November 30
                                   --------------------------------------------------
                                             1995                        1994
                                   Class A        Class B       Class A       Class B
                                   -------        -------       -------       -------
Net asset value -
   Beginning of period             $11.720        $11.720       $13.600       $13.600
                                   -------        -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                0.640          0.544         0.681         0.587
Net realized and unrealized
gain (loss)                          2.659          2.659        (1.896)       (1.896)
                                   -------        -------       -------       -------
   Total from Investment
      Operations                     3.299          3.203        (1.215)       (1.309)
                                   -------        -------       -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income          (0.649)        (0.553)       (0.665)       (0.571)
                                   -------        -------       -------       -------
Net asset value -
   End of period                   $14.370        $14.370       $11.720       $11.720
                                   -------        -------       -------       -------
Total return (a)                    28.90%         27.96%         (9.04)%       (9.73)%
                                   -------        -------       -------       -------
RATIOS TO AVERAGE NET ASSETS
Expenses                             1.21% (b)      1.96% (b)     1.23%         1.98%
Net investment income                5.00% (b)      4.25% (b)     5.49%         4.74%
Portfolio turnover                      7%             7%           16%           16%
Net assets at end
of period (in millions)              $ 400          $ 821         $ 373         $ 744

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                        REPORT OF INDEPENDENT ACCOUNTANTS

          TO THE TRUSTEES OF COLONIAL TRUST IV AND THE SHAREHOLDERS OF
                             COLONIAL UTILITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Utilities Fund, ( a series of Colonial Trust IV) at November 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights
(hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services, Inc. directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.


(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ......... press  [1]

For account information .......................................... press  [2]

To speak to a service representative ............................. press  [3]

For yield and total return information ........................... press  [4]

For duplicate statements or new supply of checks ................. press  [5]

To order duplicate tax forms and year-end statements ............. press  [6]
(February through May)

To review your options at any time during your call .............. press  [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Utilities Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Utilities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Utilities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of Liberty Funds Distributor Performance Update.



*Effective October 1, 1998, Colonial Investors Service Center, Inc.- the
 Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor Funds - changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES
ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[logo] L I B E R T Y
       COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

       Liberty Funds Distributor, Inc. (C)1999
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com

                                                  UF-02/336G-1298 (1/99) 98/1460